SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF

THE SECURITIES EXCHANGE ACT OF 1934

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MET INVESTORS SERIES TRUST

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MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California 92614

September 28, 2011

Dear Contract Owner:

The accompanying information statement provides information about a new investment subadvisory agreement between MetLife Advisers, LLC and CBRE Clarion Securities LLC (“Clarion”) (formerly ING Clarion Real Estate Securities LLC) (the “New Subadvisory Agreement”) with respect to the Clarion Global Real Estate Portfolio (the “Portfolio”), a series of Met Investors Series Trust. The New Subadvisory Agreement took effect upon CB Richard Ellis Group, Inc.’s acquisition of Clarion. Clarion continues to serve as subadviser to the Portfolio and the individuals responsible for managing the Portfolio on a day-to-day basis have not changed as a result of the acquisition. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolio as of July 1, 2011.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Elizabeth M. Forget
President
Met Investors Series Trust

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

5 Park Plaza, Suite 1900

Irvine, California 92614

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This information statement is available at http://www.metlife.com/variablefunds*

The primary purpose of this Information Statement is to provide you with information about a new investment subadvisory agreement between MetLife Advisers, LLC (“MetLife Advisers”) and CBRE Clarion Securities LLC (“Clarion”) (formerly ING Clarion Real Estate Securities LLC) (the “New Subadvisory Agreement”) with respect to the Clarion Global Real Estate Portfolio (the “Portfolio”), a series of Met Investors Series Trust (the “Trust”). Effective July 1, 2011, CB Richard Ellis Group, Inc. (“CBRE Group”) acquired Clarion (the “Transaction”). As a result of the Transaction, Clarion became a majority-owned subsidiary of CBRE Group and was renamed CBRE Clarion Securities LLC. This Information Statement is being mailed beginning on or about September 28, 2011 to the Portfolio’s shareholders of record as of the close of business on July 1, 2011 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-638-7732.

MetLife Advisers serves as investment adviser to the Trust pursuant to a management agreement dated December 8, 2000, as amended from time to time, between the Trust and MetLife Advisers (the “Management Agreement”). MetLife Investors Distribution Company (the “Distributor”), an affiliate of MetLife Advisers, serves as the distributor to the Trust. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. The Distributor is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. State Street Bank and Trust Company is the administrator of the Trust and is located at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

*	Upon accessing the website set forth above, click on “Clarion Global Real Estate Portfolio” to access the information statement.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and MetLife Advisers which generally permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not generally rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers. One of the conditions of the exemptive relief is that within ninety days after entering into a new or amended investment subadvisory agreement without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the exemptive relief.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

Prior to July 1, 2011, Clarion served as subadviser to the Portfolio pursuant to an investment advisory agreement, dated April 28, 2008, by and between Met Investors Advisory LLC (a predecessor to MetLife Advisers) and ING Clarion Real Estate Securities L.P. (a predecessor to Clarion) (the “Previous Subadvisory Agreement”). Upon the closing of the Transaction, and consistent with the terms of the Previous Subadvisory Agreement, the Previous Subadvisory Agreement automatically terminated upon the sale of Clarion to CBRE Group, which occurred on July 1, 2011.

At an in-person meeting of the Board of Trustees (the “Board”) of the Trust held on May 24-25, 2011, the Trustees (including the Trustees who are not “interested persons” of the Trust, MetLife Advisers, Clarion or the Distributor (as

that term is defined in the 1940 Act) (“Independent Trustees”)) approved the New Subadvisory Agreement with respect to the Portfolio, which took effect as of July 1, 2011. As discussed below, the New Subadvisory Agreement is the same in all material respects to the Previous Subadvisory Agreement, except for the name of the subadviser, the effective date and term and certain administrative provisions. As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. The Management Agreement between the Trust and MetLife Advisers relating to the Portfolio remains in effect and the fees payable to MetLife Advisers by the Portfolio under the Management Agreement have not changed.

There is no change in the management fees paid to MetLife Advisers by the Portfolio as a result of the New Subadvisory Agreement.

Effective as of July 1, 2011, all references to ING Clarion Real Estate Securities LLC in the Summary Prospectus, Prospectus and Statement of Additional Information relating to the Portfolio were replaced with CBRE Clarion Securities LLC.

II.	The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect from April 28, 2008 to December 31, 2009 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by MetLife Advisers, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to Clarion or by Clarion upon ninety days’ prior written notice to MetLife Advisers, or upon shorter notice as mutually agreed upon. The Previous Subadvisory Agreement also terminated automatically in the event of its assignment or in the event that the Management Agreement between MetLife Advisers and the Trust was assigned or terminated for any other reason.

The Previous Subadvisory Agreement also generally provided that, absent willful misconduct, bad faith, reckless disregard or gross negligence of Clarion in the performance of any of its duties or obligations under the Previous Subadvisory Agreement, Clarion would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, MetLife Advisers paid a subadvisory fee to Clarion, based on the average daily net assets of the Portfolio,

consisting of a monthly fee computed at the annual rate of 0.40% of the first $200 million of the Portfolio’s average daily net assets, plus 0.35% of such assets over $200 million up to $750 million, plus 0.30% of such assets over $750 million. For the fiscal year ended December 31, 2010, MetLife Advisers paid Clarion $4,099,488 in aggregate subadvisory fees with respect to the Portfolio, which was 0.34% of the Portfolio’s average daily net assets.

The Previous Subadvisory Agreement was renewed by the Board of Trustees, including by a separate vote of the Independent Trustees, at a meeting held on November 9-10, 2010. The Previous Subadvisory Agreement, was approved by the Board of Trustees, including by a separate vote of the Independent Trustees, at a meeting held on February 13, 2008. The Subadvisory Agreement was most recently approved by the Portfolio’s shareholders on April 20, 2004, in connection with the effectiveness of the Portfolio.

The New Subadvisory Agreement

The New Subadvisory Agreement for the Portfolio appears in Appendix A. The next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreement, but for a complete understanding of the New Subadvisory Agreement you should read Appendix A.

The terms of the New Subadvisory Agreement are the same in all material respects as those of the Previous Subadvisory Agreement, except for the name of the subadviser, the effective date and term and certain administrative provisions. The New Subadvisory Agreement provides that it will remain in effect until December 31, 2012 and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Previous Subadvisory Agreement’s initial term was from April 28, 2008 to December 31, 2009. Like the Previous Subadvisory Agreement, the New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by MetLife Advisers, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to Clarion or by Clarion upon ninety days’ prior written notice to MetLife Advisers, or upon shorter notice as mutually agreed upon. The New Subadvisory Agreement also terminates automatically in the event of its assignment or in the event that the Management Agreement between MetLife Advisers and the Trust is assigned or terminated for any other reason.

The New Subadvisory Agreement also generally provides that, absent willful misconduct, bad faith, reckless disregard or gross negligence of Clarion in the performance of any of its duties or obligations under the New Subadvisory Agreement, Clarion will not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement.

The New Subadvisory Agreement imposes certain obligations on Clarion, such as the reporting of compliance issues to MetLife Advisers, that were not in the Previous Subadvisory Agreement.

Subadvisory Fee

Under the New Subadvisory Agreement, MetLife Advisers pays a monthly fee to Clarion according to a subadvisory fee schedule that is identical to the one that was in the Previous Subadvisory Agreement.

As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. The Management Agreement between the Trust and MetLife Advisers relating to the Portfolio remains in effect and the fees payable to MetLife Advisers by the Portfolio under the Management Agreement have not changed.

Effective Date

The New Subadvisory Agreement was approved by the Board of Trustees, including by a separate vote, the Independent Trustees, on May 24-25, 2011, and its effective date was as of July 1, 2011.

III.	Board Considerations

At an in-person meeting of the Board of the Trust held on May 24-25, 2011, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement between MetLife Advisers and Clarion for the Portfolio. Representatives of management informed the Board that the real estate investment management businesses of ING Group, N.V., which includes Clarion, would be sold to CBRE Group (previously defined as the “Transaction”). The Transaction may be considered a change in control of Clarion, which would result in an assignment and termination of the Previous Subadvisory Agreement between MetLife Advisers and Clarion.

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by MetLife Advisers and Clarion relating to the Portfolio and Clarion, including information about the Transaction, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by Clarion under the New Subadvisory Agreement. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by Clarion to the Portfolio, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from Clarion.

In considering approval of the New Subadvisory Agreement, the Board took into account certain information and materials that the Board received and considered in connection with its recent approval of the renewal of the Previous Subadvisory Agreement between MetLife Advisers and Clarion in November, 2010. That approval, on which the Board voted at its meeting held in person on November 9-10, 2010, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualifications of the portfolio management team and the Portfolio’s performance.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the New Subadvisory Agreement at the May meeting, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Subadvisory Agreement. The Independent Trustees also discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Subadvisory Agreement with Clarion, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by Clarion; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) Clarion’s personnel and operations; (4) the financial condition of Clarion; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of Clarion under the New Subadvisory Agreement; (7) any “fall-out” benefits to Clarion and its affiliates (i.e., ancillary benefits that may be realized by Clarion or its affiliates from Clarion’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by Clarion to the Portfolio, the Board considered information provided to the Board by Clarion, including Clarion’s Form ADV, as well as information presented throughout the past year. The Board considered Clarion’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed Clarion’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of Clarion’s investment and compliance personnel who would be providing services to the Portfolio. Additionally, the Board considered that the portfolio management team was not expected to change as a result of the Transaction and that the team was expected to continue to manage the Portfolio as it had in the past using the same investment strategies and criteria. The Board also considered, among other things, Clarion’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted Clarion’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer (“CCO”) and his staff would be conducting regular, periodic compliance reviews with Clarion and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of Clarion and procedures reasonably designed by Clarion to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of Clarion.

The Board considered Clarion’s investment process and philosophy. The Board took into account that Clarion’s responsibilities include the development and maintenance of an investment program for the Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed Clarion’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by Clarion were satisfactory.

Performance. The Board considered certain comparative performance data that, among other information, was provided to them in connection with the 2010 annual contract review as well as more recent quarterly performance information. That data indicated that the Portfolio underperformed the median of comparable funds underlying variable insurance products (the “Performance Universe”) for the one-, three- and five- year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the three-year period ended September 30, 2010, and underperformed the benchmark for the one- and five- year periods ended September 30, 2010. The Board took into account that the Portfolio’s previous subadviser was replaced on April 28, 2008. The Board also took into account management’s discussion of the Portfolio’s performance, including its relative performance versus its peer group and the peer group used for comparative purposes. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and expenses. The Board gave substantial consideration to the subadvisory fee payable under the New Subadvisory Agreement. The Board noted

that the proposed subadvisory fee under the New Subadvisory Agreement is identical to the fee paid to Clarion for managing the Portfolio under the Previous Subadvisory Agreement. The Board noted that the subadvisory fee for the Portfolio would be paid by MetLife Advisers, not the Portfolio, out of the advisory fee. It was further noted that MetLife Advisers negotiated such fees at arm’s length.

The Board also compared the subadvisory fee to be paid by MetLife Advisers to fees charged by Clarion to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

In considering the subadvisory fee to be paid by MetLife Advisers to Clarion, the Trustees took into consideration certain comparative expense information that was provided to them in connection with the 2010 annual contract review. The Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of a smaller group of peer funds chosen by Lipper Inc. (the “Expense Group”), and broader groups of funds. The Board also considered the Portfolio’s contractual subadvisory fees as compared to a smaller group of funds (the “Sub-advised Expense Group”). The Board also noted that the Portfolio’s contractual subadvisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the proposed subadvisory fee was consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. In considering the anticipated profitability to Clarion and its affiliates of their relationships with the Portfolio, the Board noted that the proposed subadvisory fee under the New Subadvisory Agreement would be paid by MetLife Advisers out of the management fee that it would receive under the Management Agreement. The Board also took into account that the proposed subadvisory was identical to the fee currently paid to Clarion for managing the Portfolio. The Board also relied on the ability of MetLife Advisers to negotiate the New Subadvisory Agreement and the fee thereunder (as well as the fee under the Previous Subadvisory Agreement) at arm’s length. The Board reviewed data with regard to the anticipated profitability of the Portfolio to Clarion. However, the Board placed more reliance on the fact that the New Subadvisory Agreement was negotiated at arm’s length and that the proposed subadvisory fee would be paid by MetLife Advisers than on Clarion’s anticipated profitability.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performances and fees. The Board noted that the Portfolio’s advisory fee and proposed subadvisory fee each contained breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. The Board considered other benefits that may be realized by Clarion and its affiliates from their relationship with the Trust, including reputational benefits. The Board concluded that the benefits that may accrue to Clarion and its affiliates by virtue of Clarion’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of Clarion to the Portfolio.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and Clarion’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and Clarion in connection with the services to be provided to the Trust and the various relationships that Clarion and its affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Portfolio.

IV.	The Subadviser

CBRE Clarion Securities LLC, 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087, is the subadviser to the Portfolio. Clarion is a majority-owned subsidiary of CBRE Group. On July 1, 2011, CBRE Group announced the completion of its acquisition of Clarion from ING Group, N.V. As of June 30, 2011, Clarion and its affiliates had assets under management of approximately $21.1 billion.

T. Ritson Ferguson, Steven D. Burton, and Joseph P. Smith are jointly responsible for the day-to-day management of the Portfolio and have managed the Portfolio since 2008. Messrs. Ferguson, Burton and Smith have been employed by

CBRE Clarion Securities LLC and/or its affiliates since July 2011. Prior to joining CBRE Clarion Securities LLC, Messrs. Ferguson, Burton and Smith were employed by ING Clarion Real Estate Securities LLC since 1991, 1995 and 1997, respectively.

Following is a list of the directors and principal executive officers of Clarion and their principal occupations. The address of each person listed is 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087.

Name	Position
T. Ritson Ferguson	Chief Executive Officer, Managing Director and Co-Chief Investment Officer
Steven D. Burton	Managing Director and Co-Chief Investment Officer
Joseph P. Smith	Managing Director and Co-Chief Investment Officer
Jarrett B. Kling	Managing Director – Sales and Marketing
Steven P. Sorenson	Senior Director – Global Marketing and Client Service
David J. Makowicz	Senior Director and Chief Operating Officer
Jonathan A. Blome	Director and Chief Financial Officer

Clarion acts as investment adviser or subadviser to the funds listed in the table below, each of which has an investment objective similar to that of the Portfolio. Clarion does not waive or reduce its compensation for any fund shown in the table as of June 30, 2011.

Fund	Net Assets as of June 30, 2011 (Millions)	Annual Fee Rate as a Percentage of Average Annual Assets	Relationship (Adviser or Subadviser)
ING Global Real Estate Fund	$3,814	0.40% on first $200 million; 0.35% on assets greater than $200 million up to $750 million; 0.30% on assets above $750 million	Subadviser

ING Clarion Global Real Estate Portfolio	$434	0.40% on first $200 million; 0.35% on assets greater than $200 million up to $750 million; 0.32% on assets above $750 million	Subadviser

Fund	Net Assets as of June 30, 2011 (Millions)	Annual Fee Rate as a Percentage of Average Annual Assets	Relationship (Adviser or Subadviser)
Transamerica Clarion Global Real Estate Securities VP	$511	0.40% on first $250 million; 0.375% on assets greater than $250 million up to $500 million; 0.35% on assets greater than $500 million up to $1 billion; 0.30% on assets above $1 billion	Subadviser

Transamerica Clarion Global Real Estate Securities	$223	0.40% on first $250 million; 0.375% on assets greater than $250 million up to $500 million; 0.35% on assets greater than $500 million up to $1 billion; 0.30% on assets above $1 billion	Subadviser

Northern Multi-Manager Global Real Estate Fund	$259	0.50% on first $100 million; 0.45% on assets greater than $100 million up to $200 million; 0.40% on assets above $200 million	Subadviser (Multi-manager fund)

Wilmington Multi-Manager Real Asset Fund	$49	0.65% on first $50 million; 0.55% on assets greater than $50 million up to $100 million; 0.45% on assets above $100 million	Subadviser (Multi-manager fund)

PACE Global Real Estate Securities Investments	$64	0.40% on all assets	Subadviser (Multi-manager fund)

V.	Changes in the Portfolio’s Investment Style

The Portfolio’s investment objective and investment strategies did not change as a result of the Transaction or the approval of the New Subadvisory Agreement with Clarion.

VI.	Portfolio Transactions

Subject to the supervision and control of MetLife Advisers and the Trustees of the Trust, Clarion is responsible for decisions to buy and sell securities for the Portfolio’s account and for the placement of the Portfolio’s portfolio transactions and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolio may invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

Clarion is responsible for effecting portfolio transactions and will do so in a manner it deems fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, Clarion considers, among other factors, the firm’s reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolio or Clarion with brokerage and research services within the meaning of Section 28(e) of the Exchange Act. In doing so, the Portfolio may pay higher commission rates than the lowest available when Clarion believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, Clarion is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by Clarion by supplementing Clarion’s research.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Clarion receives research services from many broker-dealers with which Clarion places the Portfolio’s transactions. Clarion may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Portfolio. This research, which in some cases may also be purchased for cash, includes such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Clarion may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow Clarion to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

As noted above, Clarion may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide Clarion with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and Clarion without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct MetLife Advisers to cause Clarion to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

Clarion may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Portfolio effects its securities transactions may be used by Clarion in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of Clarion, it is not possible to measure separately the benefits from research services to each of its accounts, including the Portfolio.

Clarion manages client accounts with similar investment mandates in accordance with models, subject to factors unique to each account, including investment restrictions and cash levels. Clarion’s portfolio managers determine the desired composition for each investment model. Investment decisions related to each model are generally implemented across accounts managed in accordance with the particular model, with consideration for account-specific factors. Changes to a model are entered into the order management system which automatically generates the trades (purchases and sales) necessary to implement the particular target weightings. For a particular security, the trade is generated on an aggregated basis for all participating accounts, which may include accounts in multiple models. As generated, the trade includes a pre-allocation among participating accounts. Clarion intends that accounts in each model be managed pari passu, as demonstrated by the use of portfolio models and target weightings. As a result, the pre-allocation takes into account the weighting of the particular security in each account compared to the relevant model weight established by Clarion’s portfolio managers, as well as the cash position of each account (surplus or shortfall in cash as a result of additions or withdrawals). Once the pre-trade allocation is established, the trade is placed and executed. Each portfolio participating in the trade receives its proportionate share of the amount executed, whether in its entirety or a partial execution, in accordance with the pre-allocation. In this regard, Clarion ensures that the aggregation and allocation of securities trades is conducted on a fair and equitable basis in accordance with applicable regulation. Trading activity for certain unregistered funds managed by Clarion is generally conducted through the funds’ prime brokers, and not usually aggregated with trades for Clarion’s other accounts.

When Clarion participates in a limited investment opportunity, such as an initial public offering (or “IPO”), its portfolio management team determines allocation decisions, but such decisions must generally be made across all accounts in a particular strategy. In addition, the portfolio managers must provide Clarion’s Compliance Department with an explanation of why the IPO was allocated to the specified accounts. The allocation and rationale are reviewed by Clarion’s Chief Compliance Officer to ensure that particular accounts are not being favored.

VII.	Portfolio’s Ownership Information

As of the Record Date, the total number of Class A, Class B and Class E shares of the Portfolio outstanding were 98,604,898.633, 48,210,362.015 and 4,051,006.203, respectively.

Metropolitan Life Insurance Company, a New York life insurance company (“MetLife”), and its affiliates, New England Life Insurance Company, MetLife Investors USA Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company, First MetLife Investors Insurance

Company, Metropolitan Tower Life Insurance Company or General American Life Insurance Company (individually an “Insurance Company” and collectively the “Insurance Companies”), are the record owners, through their separate accounts, of all of the Portfolio’s shares.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of the Portfolio. To the Trust’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio’s shares.

APPENDIX A

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made this 1st day of July, 2011, by and between CBRE Clarion Securities LLC, a Delaware limited liability company (the “Subadviser”), and MetLife Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Met Investors Series Trust (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated December 8, 2000, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the Portfolio; and

WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust’s Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Adviser and/or the Trust’s Board of Trustees to execute futures account agreements, ISDA

Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser’s and the Trust’s agent and attorney-in-fact.

Copies of the Trust’s Registration Statement, Agreement and Declaration of Trust and Bylaws (collectively, the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser in writing of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission (“SEC”) and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto. The Subadviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, however, until it has received written notice of any such change from the Adviser.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably necessary for or requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services and to assume the following obligations:

a. The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder and any written instructions which the Adviser or the Trust’s Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the

Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same. The Subadviser shall render such reports to the Trust’s Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Portfolio, provided that the Subadviser shall not be responsible for Portfolio accounting. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

b. To the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Subadviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged. Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may cause the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews, at least annually, its written policies and procedures and the effectiveness of their implementation.

e. The Subadviser shall:

i. Comply with the Adviser’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii. Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings), as well as copies of such items as third-party compliance audits;

iii. Notify the Adviser promptly of any contact from the SEC or other regulators or Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Subadviser’s asset management business; and

iv. Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) and actions taken in response to issues or items raised by the SEC, SRO or other regulators.

f. The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

g. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio or for the Adviser, and does not have access to all of the Portfolio’s books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services specified in this Section 2 in accordance with the Trust’s Registration Statement and Charter Documents, written instructions of the Adviser and any policies adopted by the Trust’s Board of Trustees applicable to the Portfolio (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapter M and the diversification requirements of Section 817(h) of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Subadviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio’s books and records, and upon information and written instructions received from the Trust, the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Adviser or the Trust’s administrator. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall have no responsibility to monitor certain limitations or restrictions for which the Subadviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Adviser.

h. The Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

i. The Subadviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

j. The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available.

k. The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

l. The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

m. The Subadviser will not consult with any other subadviser of the Trust concerning securities transactions of any portfolio of the Trust in securities, other financial instruments or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

n. The Subadviser will not be responsible for filing claims in class action settlements related to securities currently or previously held by the Portfolio.

3. Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate of the value of the Portfolio’s average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Adviser’s code of ethics, unless specifically adopted by the Subadviser.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the Clarion Global Real Estate Portfolio. The Adviser shall not use the name “Clarion” and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time directors, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Clarion” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Adviser shall within 30 days cease and cause the Portfolio and the Trust to cease all use of the name and mark “Clarion.”

6. Liability and Indemnification.

a. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder, (ii) any failure by the Adviser to properly notify the Subadviser of changes to the Registration Statement or any Charter Requirements that leads to any such losses, claims, damages, liabilities or litigation to which any of the Subadviser Indemnitees may be subject or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by an Subadviser Indemnitee for use therein.

c. Any indemnified person under this section shall not settle, terminate, appeal or otherwise dispose of any claim that may fall under this indemnification section without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld.

7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Agreement and Declaration of Trust. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 2012 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

The Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Adviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Adviser or the Portfolio in connection with providing composite information of clients of the Subadviser.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. The Subadviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Met Investors Series Trust 5 Park Plaza Suite 1900 Irvine, California 92614 Attn: Jeffrey A. Tupper Fax: 949-223-5847 Email: jtupper@metlife.com

If to Adviser:	MetLife Advisers, LLC 501 Boylston Street Boston, Massachusetts 02116 Attn: Jeffrey L. Bernier Fax: 617-578-2324 Email: jbernier@metlife.com

If to Subadviser:	CBRE Clarion Securities, LLC 201 King of Prussia Road Radnor, Pennsylvania 19087 Attn: William Zitelli Email: William.Zitelli@ingclarion.com

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Subadviser hereunder, including a copy of Part II of the Subadviser’s Form ADV at least 48 hours prior to the Adviser’s execution of this Agreement, and any other information that the Adviser or the Trustees deem necessary.

15. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

METLIFE ADVISERS, LLC

BY:	/s/ Jeffrey L. Bernier
Jeffrey L. Bernier Senior Vice President

CBRE CLARION SECURITIES, LLC

BY:	/s/ David J. Makowicz
Authorized Officer Name: David J. Makowicz Title: Chief Operating Officer

SCHEDULE A

Percentage of average daily net assets

Clarion Global Real Estate Portfolio	0.40% of the first $200 million of such assets plus 0.35% of such assets over $200 million up to $750 million plus 0.30% of such assets over $750 million.

A-12